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                                EXHIBIT (5)(b)
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                   GROUP CERTIFICATE ENROLLMENT APPLICATION
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Variable Annuity Enrollment Form
Issued by: PFL Life Insurance Company ("PFL Life") 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
Mail the enrollment form and check: PFL Life Insurance Company, Attn: Variable Annuity Dept.
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
                      In the event the owner is a trust, please provide verification of trustees.
1. OWNER

If no annuitant is    Name:                                                                 Phone No.:
specified in #2, the  -------------------------------------------------------------------------------------------------------------
Owner will be the
Annuitant.            Address:                                             City:                      State:        Zip:
                      -------------------------------------------------------------------------------------------------------------

                       [_] Male   [_] Female   SS#/TIN [_][_][_]-[_][_]-[_][_][_][_]        Birthdate [_][_]/[_][_]/[_][_][_][_]
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JOINT OWNER(S)
                      Name:                                                                 Phone No.:
                      -------------------------------------------------------------------------------------------------------------
                      Address:                                             City:                      State:        Zip:
                      -------------------------------------------------------------------------------------------------------------

                       [_] Male   [_] Female   SS#/TIN [_][_][_]-[_][_]-[_][_][_][_]        Birthdate [_][_]/[_][_]/[_][_][_][_]
                      ------------------------------------------------------------------------------------------------------------
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2. ANNUITANT
                      Name:                                                    Relationship to Owner:
Complete only if      ------------------------------------------------------------------------------------------------------------
different from        Address:                                              City:                     State:        Zip:
Owner.                ------------------------------------------------------------------------------------------------------------
                      [_] Male   [_] Female    SS#/ TIN [_][_][_]-[_][_]-[_][_][_][_]   Birthdate [_][_]/[_][_]/ [_][_][_][_]
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3. BENEFICIARY(IES)
                      Primary:                                         Relationship to Annuitant:                            %
                      ---------------------------------------------------------------------------------------------  ----------
                      Primary:                                         Relationship to Annuitant:                            %
                      ---------------------------------------------------------------------------------------------  ----------
                      Contingent:                                      Relationship to Annuitant:                            %
                      ---------------------------------------------------------------------------------------------  ----------
                      Contingent:                                      Relationship to Annuitant:                            %
                      ---------------------------------------------------------------------------------------------  ----------
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4. TELEPHONE
TRANSFERS
                      Following is authorized to make telephone transfer requests (check one only):
                      [_] Owner(s) only, or
                      [_] Owner(s) and Owner's Registered Representative (Print Rep Name) _________________________________
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
5. ALLOCATION
OF PREMIUM
PAYMENTS
                      Please check selected funds and fixed accounts.  The initial premium will be allocated as selected here.
                      If Dollar Cost Averaging, see section 7 on reverse side.

                      VARIABLE OPTIONS:
                      Morgan Stanley Asset Management Inc.                Montgomery Asset Management, L.L.C.
                      [_] Endeavor Asset Allocation Portfolio      .0%    [_] Endeavor Select 50 Portfolio          .0%
                                                                 -----                                            -----
Initial Premium       [_] Endeavor Money Market Portfolio          .0%
$                                                                -----
                                                                          MFS Investment Management
                       T. Rowe Price Associates, Inc.                     [_] Endeavor High Yield Portfolio          .0%
Make check payable    [_] T. Rowe Price Equity Income Portfolio    .0%                                            -----
to PFL Life                                                      -----
Insurance Company.    [_] T. Rowe Price Growth Stock Portfolio     .0%
                                                                 -----
Type of Annuity;      [_] T. Rowe Price International                     Janus Capital Corporation
[_] Non- qualified           Stock Portfolio                       .0%    [_] Endeavor Janus Growth Portfolio        .0%
                                                                 -----                                             -----
Qualified Types:
Also complete         OpCap Advisors                                      First Trust Advisors L.P.
Section 6.            [_] Endeavor Value Equity Portfolio          .0%    [_] The Dow(SM) Target 10 (July Series)    .0%
[_] IRA                                                          -----                                             -----
[_] Roth IRA          [_] Endeavor Opportunity Value Portfolio     .0%    [_] The Dow(SM) Target 5 (July Series)     .0%
[_] SEP/IRA                                                      -----                                             -----
[_] 403(b)                                                                [_] The DowSM Target 10 (January Series)   .0%
[_] Keogh                                                                                                          -----
[_] Roth Conversion   J.P. Morgan Investment Management Inc.              [_] The DowSM Target 5 (January Series)    .0%
[_] Other _________                                                                                                -----
___________________   [_]  Endeavor Enhanced Index Portfolio       .0%
___________________                                              -----                                               .0%
                                                                          ----------------------------------------------
                      Dreyfus Corporation                                                                            .0%
                                                                          ----------------------------------------------
                      [_] Dreyfus U.S. Government                                                                    .0%
                                                                          ----------------------------------------------
                             Securities Portfolio                  .0%                                               .0%
                                                                 -----    ----------------------------------------------
                      [_] Dreyfus Small Cap Value Portfolio        .0%                                               .0%
                                                                 -----    ----------------------------------------------
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                      FIXED  OPTIONS:
                      [_] Dollar Cost Averaging             .0%
                                                          -----
                      (Must complete section 7.)

                      [_] 1 Year Guarantee Period           .0%
                                                          -----
                      [_] 3 Year Guarantee Period           .0%
                                                          -----
                      [_] 5 Year Guarantee Period           .0%
                                                          -----
                      [_] 7 Year Guarantee Period           .0%
                                                          -----

                      Total Variable and Fixed             100%
                                                          -----

                      . Policy values, when allocated to any
                        of the Variable Options are not
                        guaranteed as to fixed dollar amount.

                      . When funds are allocated to Fixed
                        Account Guarantee Periods, policy
                        values under certificate may increase
                        or decrease in accordance with Excess
                        Interest Adjustment Prior to the end of
                        Guarantee Period.
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
6. QUALIFIED PLAN
   INFORMATION
                    IRA/SEP/ROTH IRA                                              ROTH IRA Rollover
                    $ _____________  Contribution for tax year ________                                      Date first established
                    $ _____________  Trustee to Trustee Transfer                  [_ ][_]/[_][_]/[_][_][_][_] or date of conversion
                    $ _____________  Rollover from  [_]IRA [_]403(b) [_]Pension   $__________________ Portion previously taxed
                                     [_] Other _____________________________
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VA-ENROLL 5/99                                                        18371 399

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7. DOLLAR COST
AVERAGING         Transfer Frequency:          Transfer to (indicate investment option and percentage):
PROGRAM                                        _________________________   _____.0%     _____________________________  _____.0%
                  DCA Program Options          _________________________   _____.0%     _____________________________  _____.0%
                  [_] 6 month program          _________________________   _____.0%     _____________________________  _____.0%
Authorized by     [_] 12 month program         _________________________   _____.0%     _____________________________  _____.0%
Owner Signature   Number of transfers ____     _________________________   _____.0%     _____________________________  _____.0%
 in Section 11.                                _________________________   _____.0%     _____________________________  _____.0%
                                                                                                                   Total:  100%
                  Other Frequency Options
                  [_] Monthly (6 min, 24 max)
                  [_] Quarterly (4 min, 8 max)
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8. OTHER
                  Family Income Protector Option:
                  [_] No  [_] Yes  (Available at an additional cost, see prospectus)
Please complete.
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9. MINIMUM
DEATH BENEFIT
                     Your selection cannot be changed after the certificate has been issued. If no option specified, Return of
Select one           Premium Death Benefit will apply.

                     [_]  5% Annually Compounding Death Benefit: (Only if owner(s) and annuitant are under age 75 at time of purchase). Annual Mortality and Expense (M&E) Risk Fee and Admin. Charge 1.60%.

                     [_]  Double Enchanced Death Benefit: (Only available if owner(s) and the annuitant are under age 81 at time of purchase).  Annual M&E Risk Fee and Admin. Charge 1.60%.

                     [_]  Return of Premium Death Benefit: Annual M&E Risk Fee and Admin. Charge 1.30%.
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10. REPLACEMENT
INFORMATION
                     Will this annuity replace or change any existing annuity of life insurance?  [_] No  [_] Yes (If Yes, complete the following):

                     Company:                                                                              Policy No.:
                     ---------------------------------------------------------------------------------------------------------------
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11. SIGNATURE(S)     .  Unless I have notified the Company of a community or marital property interest in this certificate, the
OF AUTHORIZATION        Company will rely on a good faith belief that no such interest exists and will assume no responsibility
ACCEPTANCE              for injury.

                     .  To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this enrollment form becomes a part of the annuity certificate when issued to me.

                     .  I (we) am in receipt of a current prospectus for this variable annuity.

                     .  This enrollment form is subject to acceptance by PFL Life.  If this enrollment form is rejected for any reason, PFL Life will be liable only for return of premiums paid.

                     [_]  Check here if you want to be sent a copy of Statement of Additional Information.

                     I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE SUITABLE FOR MY NEEDS.

                     Signed at:  City:                                       State:                      Date:
                     ---------------------------------------------------------------------------------------------------------------
                     Owner(s):                                                Annuitant (if not Owner):
                     ---------------------------------------------------------------------------------------------------------------
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12. AGENT            Do you have any reason to believe the annuity for will replace or change any existing annuity or life
INFORMATION          insurance?  [_] No   [_] Yes

                     I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR HIS/HER NEEDS.

                     Registered Representative/
                     Licensed Agent Name (please print):                                       Signature:
                     --------------------------------------------------------------------------------------------------------------
                     Phone No.:                                 SS#/TIN [_][_][_]-[_][_]-[_][_][_][_]   [_]A   [_]B   [_]C
                     -----------------------------------------
                     PFL Life Agent #:
                     --------------------------------------------------------------------------------------------------------------
                     Firm Name:
                     --------------------------------------------------------------------------------------------------------------
                     Firm Address:
                     --------------------------------------------------------------------------------------------------------------
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VA-ENROLL 5/99 (B)